              As Filed With the Securities and Exchange Commission
                              on November 19, 1997


                                                      Registration No. 333-40165
 ................................................................................

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                        Post Effective Amendment No.1 to


                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
 ................................................................................

                                  GENESCO INC.
             (Exact name of Registrant as specified in its charter)

            TENNESSEE                                        62-0211340
 (State or other jurisdiction of                          (I.R.S. employer
  incorporation or organization)                          identification no.)

              GENESCO PARK                                   37217-2895
        1415 MURFREESBORO ROAD                               (Zip Code)
          NASHVILLE, TENNESSEE
 (Address of Principal Executive Offices)

                      NONQUALIFIED STOCK OPTION AGREEMENTS
                            (Full title of the plan)

                                 ROGER G. SISSON
                                  GENESCO INC.
                                  GENESCO PARK
                             1415 MURFREESBORO ROAD
                         NASHVILLE, TENNESSEE 37217-2895
                     (Name and address of agent for service)

                                 (615) 367-7000
          (Telephone number, including area code, of agent for service)

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Nashville, State of Tennessee, on the 18th day of November, 1997.



                                          GENESCO INC.


                                           By: /s/   Ben T. Harris
                                               President and Chief Executive
                                               Officer



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Registration Statement has been signed below by the following persons in the capacities and on the date indicated:




Signature                                         Title                                Date
---------                                         -----                               ------

        *
/s/  David M. Chamberlain                         Chairman and a Director            November 18, 1997




        *
/s/  Ben T. Harris                                President and  Chief Executive
                                                  Officer (Principal Executive
                                                  Officer) and a Director             November 18, 1997



        *
/s/  James S. Gulmi                               Senior Vice President,
                                                  Finance (Principal
                                                  Financial Officer)                  November 18, 1997



        *
/s/  Paul D. Williams                             Principal Accounting
                                                  Officer                             November 18, 1997



        *
/s/  Harry D. Garber                              Director                            November 18, 1997



        *
/s/  W. Lipscomb Davis, Jr.                       Director                            November 18, 1997



        *
/s/  John Diebold                                 Director                            November 18, 1997



        *
/s/  Joel C. Gordon                               Director                            November 18, 1997



        *
/s/  Kathleen Mason                               Director                            November 18, 1997



        *
/s/  William A. Williamson, Jr.                   Director                            November 18, 1997



        *
/s/  William S. Wire II                           Director                            November 18, 1997



        *
/s/  Gary M. Witkin                               Director                            November 18, 1997




/s/  Roger G. Sisson
* By Roger G. Sisson, as attorney in fact
  pursuant to power of attorney filed as
  Exhibit 24 to Registration Statement

                                     EXHIBIT
                                      INDEX



       Exhibit
          No                                     Exhibit Description
       -------              ------------------------------------------------------------


          23.2               Consent of Price Waterhouse LLP